                    Exhibit 99.1

MALLINCKRODT COMPLETES SALE OF ITS
NUCLEAR IMAGING BUSINESS TO IBA MOLECULAR FOR APPROXIMATELY $690 MILLION

-- Transaction advances Mallinckrodt’s strategic portfolio transformation to specialty pharmaceuticals; benefits patients around the world who rely on medical isotopes --

STAINES-UPON-THAMES, UNITED KINGDOM - Jan. 27, 2017 - Mallinckrodt plc (NYSE: MNK), a leading specialty pharmaceutical company, announced today that it has closed the sale of its global Nuclear Imaging business to IBA Molecular (IBAM) for approximately $690 million before tax, including up-front and contingent considerations and the assumption of long-term obligations. Mallinckrodt’s Nuclear Imaging operations encompass two manufacturing facilities and a total of more than 800 employees in locations across the globe, including nearly 350 in the St. Louis, Mo. area. The entire workforce and the manufacturing facilities have been transferred to IBAM.

Mallinckrodt’s action to divest Nuclear Imaging continues the company’s strategy to transform its portfolio with specialty pharmaceutical assets that are durable, innovative and have significant volume growth potential.

“The divestiture of our Nuclear Imaging business is another important step toward the evolution of our portfolio,” said Mark Trudeau, President and Chief Executive Officer of Mallinckrodt. “Our Nuclear Imaging business is an excellent strategic fit for the IBAM organization and we believe the expanded global reach of the combined business will enable IBAM to substantially increase its ability to meet the needs of patients around the world. With this transaction, we are pleased to welcome IBAM to the St. Louis area.”

The total consideration of approximately $690 million (before tax) consists of approximately $574 million of up-front consideration, the assumption of approximately $39 million of long-term obligations, and approximately $77 million of contingent consideration.

Mallinckrodt’s former Nuclear Imaging business includes a portfolio of diagnostic imaging products. The business is a prominent global producer of the key medical isotope molybdenum-99, from which technetium-99m (Tc-99m) is derived. Tc-99m is used in roughly 80%1 of all nuclear medicine procedures worldwide, and the business is a significant U.S. and global supplier of this radioisotope2.

Renaud Dehareng, Chief Executive Officer of IBAM, said, “We have created a new world-class nuclear imaging business. We have over 1,500 skilled employees across four continents, an unrivalled global manufacturing footprint comprising 21 leading-edge production facilities, a commercial presence in over 60 countries serving more than 6,000 customers and very complementary product portfolios and technical capabilities. Cumulatively, we have over 100 years of experience in nuclear medicine. All of this sets us apart and will allow us to deliver superior, sharply focused service to our customers reliably every day.”

About Mallinckrodt plc
Mallinckrodt is a global business that develops, manufactures, markets and distributes specialty pharmaceutical products and therapies. Areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, nephrology, pulmonology and ophthalmology;

1 http://www.world-nuclear.org/information-library/non-power-nuclear-applications/radioisotopes-research/radioisotopes-in-medicine.aspx
2 Internal estimates

immunotherapy and neonatal respiratory critical care therapies; analgesics and hemostasis products; and central nervous system drugs. The company's core strengths include the acquisition and management of highly regulated raw materials and specialized chemistry, formulation and manufacturing capabilities. The company's Specialty Brands segment includes branded medicines and its Specialty Generics segment includes specialty generic drugs, active pharmaceutical ingredients and external manufacturing. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

Cautionary Statements Related to Forward-Looking Statements
Statements in this document that are not strictly historical, including statements regarding the contingent consideration that may be received as a resulf of the sale of the Nuclear Imaging business, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt's businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the failure to meet the conditions for the payment of the contingent consideration relating to the sale of the Nuclear Imaging business; general economic conditions and conditions affecting the specialty pharmaceuticals industry; the commercial success of Mallinckrodt's products; Mallinckrodt's ability to realize anticipated growth, synergies and cost savings from acquisitions; conditions that could necessitate an evaluation of Mallinckrodt’s goodwill and/or intangible assets for possible impairment; changes in laws and regulations; Mallinckrodt's ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings; Mallinckrodt's ability to successfully develop or commercialize new products; Mallinckrodt's ability to protect intellectual property rights; Mallinckrodt's ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt's reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt's ability to navigate price fluctuations; future changes to U.S. and foreign tax laws; Mallinckrodt's ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; the effectiveness of information technology infrastructure; and cybersecurity and data leakage risks.

These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended September 30, 2016. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS

Investor Relations
Coleman N. Lannum, CFA
Senior Vice President, Investor Strategy and IRO
314-654-6649
cole.lannum@mallinckrodt.com

Daniel J. Speciale, CPA
Director, Investor Relations
314-654-3638
daniel.speciale@mallinckrodt.com

Media
Rhonda Sciarra
Senior Communications Manager
908-238-6765
rhonda.sciarra@mallinckrodt.com

Meredith Fischer
Chief Public Affairs Officer
314-654-3318
meredith.fischer@mallinckrodt.com